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EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration
Statement on Form   S-8 of our report dated August 9, 2002, relating to the
financial statements, which appears in the NuWay Energy, Inc. Quarterly Report on Form 10-QSB for the period ended June 30, 2002.

/s/ Shubitz Rosenbloom & Co., P.A.



Miami, Florida
December 23, 2002


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